Exhibit 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended			Twelve Months Ended
	May 30,	February 29,	June 1,	May 30,	June 1,
	2008	2008	2007	2008	2007
Sales	$321,254	$336,390	$310,920	$1,294,879	$1,267,481
Cost of sales	147,529	156,716	172,483	640,424	689,027

Gross profit	173,725	179,674	138,437	654,455	578,454

Operating expenses:
Sales and marketing	78,402	82,428	89,048	316,019	319,696
Research and development	51,614	50,530	71,268	206,653	215,632
General and administrative	50,310	26,268	28,791	129,116	93,875
Amortization of intangibles	25,626	25,778	7,897	103,670	42,525
Goodwill impairment	157,977	—	—	157,977	—
In-process research and development	—	—	34,053	—	35,753
Restructuring charges	193	736	718	4,501	3,494

Total operating expenses	364,122	185,740	231,775	917,936	710,975

Operating loss	(190,397)	(6,066)	(93,338)	(263,481)	(132,521)

Gain on investments, net	109	23	344	460	1,143
Interest (expense) income, net	(2,675)	(2,879)	7,598	(13,087)	40,863
Other income, net	11,370	10,568	11,780	44,364	38,291

(Loss) income from operations before income taxes and minority interest of consolidated joint venture	(181,593)	1,646	(73,616)	(231,744)	(52,224)

Income tax benefit (provision)	14,870	(9,486)	(5,126)	2,903	(10,173)

Minority interest of Huawei in the income of consolidated joint venture (1)	—	—	12,516	—	(26,192)

Net loss	$(166,723)	$(7,840)	$(66,226)	$(228,841)	$(88,589)

Basic and diluted loss per share	$(0.41)	$(0.02)	$(0.17)	$(0.57)	$(0.22)

Shares used in computing basic and diluted per share amounts	401,922	400,142	395,988	399,524	393,894

(1)	Represents Huawei’s 49% interest in the H3C joint venture for the period of minority interest that ended with 3Com’s acquisition of the remaining 49% interest on March 29, 2007.

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	May 30,	June 1,
	2008	2007
ASSETS

Current assets:
Cash and equivalents	$503,644	$559,217
Notes receivable	65,116	77,368
Accounts receivable, net	116,281	102,952
Inventories, net	90,831	107,988
Other current assets	34,033	50,157

Total current assets	809,905	897,682

Property & equipment, net	54,314	76,460
Goodwill	609,297	766,444
Intangibles, net	278,385	371,289
Deposits and other assets	23,229	39,217

Total assets	$1,775,130	$2,151,092

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$90,280	$110,430
Current portion of long-term debt	48,000	94,000
Accrued liabilities and other	384,429	435,638

Total current liabilities	522,709	640,068

Deferred taxes and long-term obligations	4,119	23,725
Long-term debt	253,000	336,000
Stockholders’ equity	995,302	1,151,299

Total liabilities and stockholders’ equity	$1,775,130	$2,151,092

Additional Financial Data
(in thousands)
(unaudited)
TABLE C
Sales by Geography (a)

	Three Months Ended			Twelve Months Ended
	May 30,	February 29,	June 1,	May 30,	June 1,
	2008	2008	2007	2008	2007
China	$149,773	$169,864	$141,968	$609,498	$587,044
Europe, Middle East and Africa	74,100	75,368	66,623	292,339	272,826
North America	46,727	42,871	61,571	202,205	233,691
Asia Pacific Rim (ex-China)	30,514	27,059	23,924	106,820	103,501
Latin and South America	20,140	21,228	16,834	84,017	70,419

Total Sales	$321,254	$336,390	$310,920	$1,294,879	$1,267,481

(a)	DVBU and TippingPoint segment sales are included in geographic categories based on the location of the end customer. H3C segment sales included in the geographic categories are based upon the hub locations of OEM partners in the case of OEM sales and the location of end-customers in the case of direct customer sales.
Sales by Product Category

	Three Months Ended			Twelve Months Ended
	May 30,	February 29,	June 1,	May 30,	June 1,
	2008	2008	2007	2008	2007
Networking	$261,185	$279,771	$252,009	$1,058,465	$1,028,090
Security	36,441	30,459	32,362	133,445	120,053
Voice	12,625	15,093	16,835	60,696	68,033
Services	10,291	10,309	9,147	39,583	35,871
Connectivity Products	712	758	567	2,690	15,434

Total Sales	$321,254	$336,390	$310,920	$1,294,879	$1,267,481

3Com Corporation
Reconciliation of Non-GAAP Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE D

	Three Months Ended			Twelve Months Ended
	May 30,	February 29,	June 1,	May 30,	June 1,
	2008	2008	2007	2008	2007
GAAP operating loss	$(190,397)	$(6,066)	$(93,338)	$(263,481)	$(132,521)
Restructuring	193	736	718	4,501	3,494
Amortization of intangible assets	25,626	25,778	7,897	103,670	42,525
In-process research and development [a]	—	—	34,053	—	35,753.00
Impacts to cost of sales from purchase accounting adjustments to inventory [b]	—	57	63	11,176	63.00
Patent litigation success fee [c]	9,000	—	—	9,000	—
VAT recovery dispute [d]	6,069	—	—	6,069	—
IPO fees write-off [e]	4,864	—	—	4,864	—
Goodwill impairment [f]	157,977	—	—	157,977	—
EARP change in control expense [g]	—	—	57,308	—	57,308.00
Stock-based compensation expense [h]	9,793	5,544	4,962	25,206	20,095
Acquiree expensed acquisition costs [i]	43	2,988	—	10,631	—

Non-GAAP operating income	$23,168	$29,037	$11,663	$69,613	$26,717

GAAP net loss	$(166,723)	$(7,840)	$(66,226)	$(228,841)	$(88,589)
Restructuring	193	736	718	4,501	3,494
Amortization of intangible assets	25,626	25,778	7,897	103,670	42,525
In-process research and development [a]	—	—	34,053	—	35,753
Impacts to cost of sales from purchase accounting adjustments to inventory [b]	—	57	63	11,176	63
Huawei’s 49% minority interest in H3C’s amortization as shown above	—	—	(30,256)	—	(41,913)
Patent litigation success fee [c]	9,000	—	—	9,000	—
VAT recovery dispute [d]	6,069	—	—	6,069	—
IPO fees write-off [e]	4,864	—	—	4,864	—
Goodwill impairment [f]	157,977	—	—	157,977	—
EARP change in control expense [g]	—	—	57,308	—	57,308
Stock-based compensation expense [h]	9,793	5,544	4,962	25,206	20,095
Acquiree expensed acquisition costs [i]	43	2,988	—	10,631	—
Gain on sales of assets [j]	—	(1,225)	—	(6,155)	(1,300)
Gain on sale of investment portfolio [k]	—	—	—	—	(2,000)
(Gain) loss on insurance settlement [l]	—	2,066	(3,908)	2,066	(6,908)
Tax reserve release [m]	(11,284)	—	—	(11,284)	—
Charge related to change in tax rates [n]	—	6,056	—	6,056	—

Non-GAAP net income	$35,558	$34,160	$4,611	$94,936	$18,528

GAAP net loss per share	$(0.41)	$(0.02)	$(0.16)	$(0.57)	$(0.22)
Restructuring	0.00	0.00	0.00	0.01	0.01
Amortization of intangible assets	0.06	0.06	0.02	0.26	0.11
In-process research and development [a]	—	—	0.09	—	0.09
Impacts to cost of sales from purchase accounting	—	—	—	—	—
adjustments to inventory [b]	—	0.00	0.00	0.03	0.00
Huawei’s 49% minority interest in H3C’s amortization	—	—	—	—	—
as shown above	—	—	(0.08)	—	(0.10)
Patent litigation success fee [c]	0.02	—	—	0.02	—
VAT recovery dispute [d]	0.02	—	—	0.02	—
IPO fees write-off [e]	0.01	—	—	0.01	—
Goodwill impairment [f]	0.39	—	—	0.39	—
EARP change in control expense [g]	—	—	0.14	—	0.14
Stock-based compensation expense [h]	0.03	0.01	0.01	0.06	0.05
Acquiree expensed acquisition costs [i]	0.00	0.01	—	0.03	—
Gain on sales of assets [j]	—	(0.00)	—	(0.02)	(0.00)
Gain on sale of investment portfolio [k]	—	—	—	—	(0.01)
(Gain) loss on insurance settlement [l]	—	0.01	(0.01)	0.01	(0.02)
Tax reserve release [m]	(0.03)	—	—	(0.03)	—
Charge related to change in tax rates [n]	—	0.01	—	0.01	—

Non-GAAP net income per share, diluted	$0.09	$0.08	$0.01	$0.23	$0.05

Shares used in computing diluted per share amounts	406,139	404,502	401,334	404,193	399,680

GAAP operating loss margin	-59.3%	-1.8%	-30.0%	-20.3%	-10.5%
Restructuring	0.1%	0.2%	0.2%	0.3%	0.3%
Amortization of intangible assets	8.0%	7.7%	2.5%	8.0%	3.4%
In-process research and development [a]	0.0%	0.0%	11.0%	0.0%	2.8%
Impacts to cost of sales from purchase accounting	0.0%	0.0%	0.0%	0.0%	0.0%
adjustments to inventory [b]	0.0%	0.0%	0.0%	0.9%	0.0%
Patent litigation success fee [c]	2.8%	0.0%	0.0%	0.7%	0.0%
VAT recovery dispute [d]	1.9%	0.0%	0.0%	0.5%	0.0%
IPO fees write-off [e]	1.5%	0.0%	0.0%	0.4%	0.0%
Goodwill impairment [f]	49.2%	0.0%	0.0%	12.2%	0.0%
EARP change in control expense [g]	0.0%	0.0%	18.4%	0.0%	4.5%
Stock-based compensation expense [h]	3.0%	1.6%	1.7%	2.0%	1.6%
Acquiree expensed acquisition costs [i]	0.0%	0.9%	0.0%	0.8%	0.0%

Non-GAAP operating income margin	7.2%	8.6%	3.8%	5.4%	2.1%

	Three Months Ended			Twelve Months Ended
	May 30,	February 29,	June 1,	May 30,	June 1,
	2008	2008	2007	2008	2007
GAAP net loss margin	-51.9%	-2.3%	-21.3%	-17.7%	-7.0%
Restructuring	0.1%	0.2%	0.2%	0.3%	0.3%
Amortization of intangible assets	8.0%	7.7%	2.5%	8.0%	3.4%
In-process research and development [a]	0.0%	0.0%	11.0%	0.0%	2.8%
Impacts to cost of sales from purchase accounting				0.0%
adjustments to inventory [b]	0.0%	0.0%	0.0%	0.9%	0.0%
Huawei’s 49% minority interest in H3C’s amortization				0.0%
as shown above	0.0%	0.0%	-9.7%	0.0%	-3.3%
Patent litigation success fee [c]	2.8%	0.0%	0.0%	0.7%	0.0%
VAT recovery dispute [d]	1.9%	0.0%	0.0%	0.5%	0.0%
IPO fees write-off [e]	1.5%	0.0%	0.0%	0.4%	0.0%
Goodwill impairment [f]	49.2%	0.0%	0.0%	12.2%	0.0%
EARP change in control expense [g]	0.0%	0.0%	18.4%	0.0%	4.5%
Stock-based compensation expense [h]	3.0%	1.6%	1.6%	1.9%	1.6%
Acquiree expensed acquisition costs [i]	0.0%	0.9%	0.0%	0.8%	0.0%
Gain on sales of assets [j]	0.0%	-0.4%	0.0%	-0.5%	-0.1%
Gain on sale of investment portfolio [k]	0.0%	0.0%	0.0%	0.0%	-0.2%
(Gain) loss on insurance settlement [l]	0.0%	0.6%	-1.2%	0.2%	-0.5%
Tax reserve release [m]	-3.5%	0.0%	0.0%	-0.9%	0.0%
Charge related to change in tax rates [n]	0.0%	1.8%	0.0%	0.5%	0.0%

Non-GAAP net income margin	11.1%	10.2%	1.5%	7.3%	1.5%

GAAP sales and marketing expenses	$78,402	$82,428	$89,048	$316,019	$319,696
EARP change in control expense [g]	—	—	(17,727)	—	(17,727)
Stock-based compensation expense [h]	(1,830)	(1,753)	(1,398)	(5,976)	(5,756)

Non-GAAP sales and marketing expenses	$76,572	$80,675	$69,923	$310,043	$296,213

GAAP research and development expenses	$51,614	$50,530	$71,268	$206,653	$215,632
EARP change in control expense [g]	—	—	(27,230)	—	(27,230)
Stock-based compensation expense [h]	(1,199)	(1,100)	(848)	(3,993)	(4,621)

Non-GAAP research and development expenses	$50,415	$49,430	$43,190	$202,660	$183,781

GAAP general and administrative expenses	$50,310	$26,268	$28,791	$129,116	$93,875
Patent litigation success fee [c]	(9,000)	—		(9,000)	—
VAT recovery dispute [d]	(6,069)	—		(6,069)	—
IPO fees write-off [e]	(4,864)	—		(4,864)	—
EARP change in control expense [g]	—	—	(6,635)	—	(6,635)
Stock-based compensation expense [h]	(6,033)	(2,195)	(2,259)	(13,103)	(8,142)
Acquiree expensed acquisition costs [i]	(43)	(2,988)	—	(10,631)	—

Non-GAAP general and administrative expense	$24,301	$21,085	$19,897	$85,449	$79,098

[a]	In-process research and development from our acquisition of Roving Planet.

[b]	Results from our 49% H3C acquisition transaction.

[c]	Success fee for patent litigation.

[d]	Disputed VAT recovery receivable no longer deemed collectible.

[e]	Write-off capitalized costs of proposed IPO.

[f]	Goodwill impairment related to loss in value of a reporting unit.

[g]	These charges represent the initial portion of the Equity Appreciation Rights Plan for H3C employees triggered by 3Com’s acquisition of the remaining 49% ownership of H3C. They are included in the following cost and expense categories by period:

	Three and Twelve Months Ended
	May 30,	February 29,	June 1,
	2008	2008	2007
Cost of sales	—	—	5,716
Sales and marketing	—	—	17,727
Research and development	—	—	27,230
General and administrative	—	—	6,635

[h]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended			Twelve Months Ended
	May 30,	February 29,	June 1,	May 30,	June 1,
	2008	2008	2007	2008	2007
Cost of sales	731	496	457	2,134	1,576
Sales and marketing	1,830	1,753	1,398	5,976	5,756
Research and development	1,199	1,100	848	3,993	4,621
General and administrative	6,033	2,195	2,259	13,103	8,142

[i]	These expenses relate to the proposed acquisition of the Company in September 2007, the deal was terminated by the acquisitioner in April 2008.

[j]	The gain relates to patent sales in fiscal 2008 and a patent sale in fiscal 2007.

[k]	This gain relates to the sale of our venture investment portfolio.

[l]	This loss relates to the recording of final costs associated with our Hemel facility in fiscal 2008. Fiscal 2007 relates to insurance settlements received for the Hemel facility.

[m]	This gain relates to the release of tax reserves due to settlements with foreign tax authorities.

[n]	This expense relates to a $6.1 million non-cash deferred tax liability provision in the PRC to reflect an increase in statutory tax rates.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended May 30, 2008								Twelve Months Ended May 30, 2008

		Data Voice				Eliminations /				Data Voice				Eliminations /
	H3C	Business Unit	Tipping Point	Corporate		Other		Total	H3C	Business Unit	Tipping Point	Corporate		Other		Total
Sales	$190,004	$136,954	$29,209	$—		$(34,913	) [a]	$321,254	$772,313	$551,012	$104,101	$—		$(132,547	) [a]	$1,294,879

Gross profit	109,644	45,355	19,457	—		(731	) [c]	173,725	425,394	172,384	70,197	(210	) [b]	(13,310	) [c]	654,455

Operating expenses	69,233	50,941	19,188	11,926	[b]	212,834	[d]	364,122	283,383	198,198	70,693	45,878	[b]	319,784	[d]	917,936

Operating income (loss)	40,411	(5,586)	269	(11,926)		(213,565)		(190,397)	142,011	(25,814)	(496)	(46,088)		(333,094)		(263,481)

	Three Months Ended June 1, 2007								Twelve Months Ended June 1, 2007
		Data Voice				Eliminations /				Data Voice				Eliminations /
	H3C	Business Unit	Tipping Point	Corporate		Other		Total	H3C	Business Unit	Tipping Point	Corporate		Other		Total
Sales	$175,728	$138,422	$24,663	$—		$(27,893	) [a]	$310,920	$731,131	$552,640	$90,178	$—		$(106,468	) [a]	$1,267,481

Gross profit	84,548	44,120	16,248	(243	) [b]	(6,236	) [c]	138,437	344,987	181,713	60,307	(1,196	) [b]	(7,357	) [c]	578,454

Operating expenses	55,180	48,990	18,732	10,103	[b]	98,765	[d]	231,770	240,085	204,003	70,750	44,254	[b]	151,883	[d]	710,975

Operating income (loss)	29,368	(4,870)	(2,484)	(10,346)		(105,001)		(93,333)	104,902	(22,290)	(10,443)	(45,450)		(159,240)		(132,521)

[a]	- eliminations for inter-company revenue during the respective periods.

[b]	- represents costs not directly attributable to any operating business segment.

[c]	- includes stock based compensation in all periods and purchase accounting inventory related adjustments, Equity Appreciation Rights Plan (EARP) and purchase accounting inventory related adjustments as applicable.

[d]	- includes: stock-based compensation, amortization, and restructuring in all periods and goodwill impairment, IPR&D, Equity Appreciation Rights Plan (EARP), and deal costs where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Twelve Month’s Ended
	May 30,	June 1,
	2008	2007
Cash flows from operating activities:
Net loss	$(228,841)	(88,589)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	136,030	74,990
Loss (gain) on property and equipment disposals	2,224	(14,714)
Goodwill impairment	157,977	—
In-process research and development	—	35,753
Minority interest	—	26,192
Stock-based compensation expense	25,207	20,095
Gain on investments, net	(185)	(1,417)
Deferred income taxes	(8,206)	(10,487)
Change in assets and liabilities:
Accounts receivable	7,895	(24,677)
Inventories	32,621	50,589
Other assets	18,429	32,368
Accounts payable	(22,926)	(34,760)
Other liabilities	(65,348)	100,195

Net cash provided by operating activities	54,877	165,538

Cash flows from investing activities:
Purchase of investments	—	(225,005)
Proceeds from maturities and sales of investments	442	609,342
Purchase of property and equipment	(17,893)	(28,331)
Businesses acquired in purchase transactions, net of cash acquired	—	(898,529)
Proceeds from sale of property and equipment	1,096	36,580

Net cash used in investing activities	(16,355)	(505,943)

Cash flows from financing activities:
Issuances of common stock	8,305	23,588
Repurchases of common stock	(3,180)	(13,463)
(Payments of) proceeds from long term debt	(129,000)	415,811
Dividend paid to minority interest shareholder	—	(40,785)
Other, net	—	2,787

Net cash (used in) provided by financing activities	(123,875)	387,938

Effects of exchange rate changes on cash and equivalents	29,780	10,587

Net change in cash and equivalents during period	(55,573)	58,120
Cash and equivalents, beginning of period	559,217	501,097

Cash and equivalents, end of period	$503,644	$559,217